Exhibit 10.1

Certain identified information has been excluded from the exhibit because such information both (i) is not material and (ii) would be competitively harmful if publicly disclosed.
From:    SANDS CHINA LTD., an exempted company incorporated in the Cayman Islands with limited liability with registration number 228336 and its registered address at Intertrust Corporate Services (Cayman) Limited, One Nexus Way, Camana Bay, Grand Cayman KY1-9005, Cayman Islands, as borrower (the "Company")
To:     BANK OF CHINA LIMITED, MACAU BRANCH, acting as agent under the Facility Agreement (as defined below) on behalf of the Finance Parties (as defined in the Facility Agreement) (the "Agent")
17 June 2021
Dear Sirs,
Extension Request Letter
We refer to the facility agreement dated 20 November 2018 between, amongst others, the Company and the Agent, as amended by (i) the request letter dated 9 March 2020 and countersigned by the Agent on 27 March 2020 (the "First Letter", a copy of which is attached hereto as Exhibit I) and (ii) the waiver extension and amendment request letter dated 24 August 2020 and countersigned by the Agent on 11 September 2020 (the "Second Letter", a copy of which is attached hereto as Exhibit II (but without its original schedule and exhibit)), and as further supplemented, amended, novated and / or restated from time to time (the "Facility Agreement").
Capitalised terms used but not defined in this extension request letter (this "Letter") shall have those meanings given to them in the Facility Agreement. References herein to Clauses and Schedules are to clauses of, and schedules to, the Facility Agreement.
The provisions of Clause 1.2 (Construction), 1.3 (Currency symbols and definitions), 1.4 (Third party rights), Clause 17.2 (Amendment costs), Clause 29 (Notices), Clause 34 (Confidential Information) and Clause 38 (Enforcement) of the Facility Agreement shall apply to this Letter as though they were set out in full in this Letter except that references therein to any "Finance Document" or to "this Agreement" shall be construed as references to this Letter.
1.BACKGROUND
(a)Pursuant to the First Letter, the Lenders have agreed to, among other things:
SANDS CHINA LTD. 金沙中國有限公司*
Estrada da Baía de N. Senhora da Esperança, Taipa, Macao SAR 澳門氹仔望德聖母灣大馬路
www.sandschinaltd.com

(Incorporated in the Cayman Islands with limited liability) (於開曼群島註冊成立的有限公司)	*For identification purposes only僅供識別
HKEx Stock Code股份代碼 : 1928

(i)waive the requirement for the Company to comply with Clause 20.2 (Financial condition) during the period beginning on 1 January 2020 and ending on 1 July 2021 (both dates inclusive) (the "Relevant Period") (other than with respect to the financial year ended on 31 December 2019); and
(ii)waive any Default that may arise as a result of any breach of Clause 20.2 (Financial condition) during the Relevant Period (other than with respect to the financial year ended on 31 December 2019).
(b)Pursuant to the Second Letter, the Lenders have agreed to, among other things:
(i)extend the Relevant Period such that it ends on (and includes) 1 January 2022 instead of 1 July 2021; and
(ii)amend and restate the Facility Agreement in order to, among other things:
(1)insert Clause 2.1A (Increase) into the Facility Agreement, which provides the Company with the option to increase the Total Commitments by an aggregate amount of up to the Base Currency Amount of US$1,000,000,000; and
(2)insert Clause 21.15 (Restriction on dividends) into the Facility Agreement, which restricts the ability of the Company to declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any shares of any class of capital stock of the Company at any time during the period from (and including) 1 July 2020 to (and including) 1 January 2022 (the "Dividend Restriction Period") if at such time:
(A)the Total Commitments exceed US$2,000,000,000 by operation of the increase pursuant to Clause 2.1A (Increase) of the Facility Agreement; and
(B)the Consolidated Leverage Ratio specified in the most recent Compliance Certificate received by the Agent is greater than 4.0x, unless, after giving effect to such payment, the Liquidity is greater than US$2,000,000,000.
(c)As at the date hereof, the Total HKD Commitments have been increased by HK$3,826,250,000 to an aggregate amount of HK$17,632,655,600 pursuant to Clause Clause 2.1A (Increase). The Total USD Commitments remain at the amount of US$237,000,000. As at the date hereof, the Total Commitments therefore exceed US$2,000,000,000 by operation of the increase pursuant to Clause 2.1A (Increase).
SANDS CHINA LTD. 金沙中國有限公司*
Estrada da Baía de N. Senhora da Esperança, Taipa, Macao SAR 澳門氹仔望德聖母灣大馬路
www.sandschinaltd.com

(Incorporated in the Cayman Islands with limited liability) (於開曼群島註冊成立的有限公司)	*For identification purposes only僅供識別
HKEx Stock Code股份代碼 : 1928

(d)Clause 19.1(a) (Financial statements) requires the Company to supply the Agent with (among other things), as soon as the same becomes available, but in any event within 90 days after the end of each of its financial years, its audited consolidated financial statements for that financial year.
(e)The purpose of this Letter is to request the Majority Lenders to:
(i)further extend the Relevant Period such that it ends on (and includes) 1 January 2023 instead of 1 January 2022; and
(ii)for the purposes of Clause 19.1(a) (Financial statements), extend the deadline by which the Company shall supply the Agent with its audited financial statements for the financial year ended on 31 December 2021 (the "2021 Financials Delivery Deadline") from 90 days after 31 December 2021 to 30 April 2022, in consideration of which the Company will:
(1)pay to the Agent, for the account of the relevant consenting Lenders, a consent fee as set out in paragraph 4 below; and
(2)for the purposes of Clause 21.15 (Restriction on dividends), agree to the extension of the Dividend Restriction Period such that it ends on (and includes) 1 January 2023 instead of 1 January 2022.
2.REQUEST
Pursuant to Clause 33 (Amendments and waivers), we request that the Majority Lenders:
(a)further extend the Relevant Period such that it ends on (and includes) 1 January 2023 instead of 1 January 2022; and
(b)for the purposes of Clause 19.1(a) (Financial statements), extend the 2021 Financials Delivery Deadline from 90 days after 31 December 2021 to 30 April 2022, subject to each of the following:
(1)payment by the Company of the consent fee as set out in paragraph 4 below; and
(2)the Dividend Restriction Period being extended, for the purposes of Clause 21.15 (Restriction on dividends), such that it ends on (and includes) 1 January 2023 instead of 1 January 2022.
SANDS CHINA LTD. 金沙中國有限公司*
Estrada da Baía de N. Senhora da Esperança, Taipa, Macao SAR 澳門氹仔望德聖母灣大馬路
www.sandschinaltd.com

(Incorporated in the Cayman Islands with limited liability) (於開曼群島註冊成立的有限公司)	*For identification purposes only僅供識別
HKEx Stock Code股份代碼 : 1928

(3)EFFECTIVENESS AND AMENDMENT
(a)The Company and the Agent (acting on behalf of the Majority Lenders) agree that, with effect on and from the date of countersignature of this Letter by the Agent (acting on behalf of the Majority Lenders) (the "Effective Date"), the respective extensions of the Relevant Period, the Dividend Restriction Period and the 2021 Financials Delivery Deadline as set out in paragraph 2 above shall become effective.
(b)On and from the Effective Date, any reference to the Facility Agreement in any other Finance Document shall be read as a reference to the Facility Agreement as amended by this Letter.
(4)CONSENT FEE
(a)As consideration for the Lenders granting the respective extensions as set out in paragraph 2 above, the Company shall pay (or shall cause to be paid) to the Agent for the account of the Lenders (the "Consenting Lenders") that have agreed to the extensions requested in this Letter by 4:00 p.m. (Macao time) on 6 July 2021 (the "Consent Approval Date"):
(i)a fee payable in USD in an aggregate amount equal to [***]% of the aggregate USD Commitments of the Consenting Lenders as at the Consent Approval Date (the "USD Consent Fee"); and
(ii)a fee payable in HKD in an aggregate amount equal to [***]% of the aggregate HKD Commitments of the Consenting Lenders as at the Consent Approval Date (the "HKD Consent Fee"),
in each case, within 10 Business Days following the Effective Date (or such later date as agreed between the Company and the Agent) (the "Payment Date").
(b)Promptly following (and in any event within 3 Business Days of) the Effective Date, the Agent shall supply the Company with such information the Company reasonably requires in order to calculate the amount of the USD Consent Fee and the HKD Consent Fee payable pursuant to paragraph (a) above.
(c)The USD Consent Fee shall be allocated by the Agent to each Consenting Lender pro rata to that Consenting Lender’s share of the aggregate USD Commitments of all the Consenting Lenders (calculated as at the Consent Approval Date).
SANDS CHINA LTD. 金沙中國有限公司*
Estrada da Baía de N. Senhora da Esperança, Taipa, Macao SAR 澳門氹仔望德聖母灣大馬路
www.sandschinaltd.com

(Incorporated in the Cayman Islands with limited liability) (於開曼群島註冊成立的有限公司)	*For identification purposes only僅供識別
HKEx Stock Code股份代碼 : 1928

(d)The HKD Consent Fee shall be allocated by the Agent to each Consenting Lender pro rata to that Consenting Lender’s share of the aggregate HKD Commitments of all Consenting Lenders (calculated as at the Consent Approval Date).
(e)The Company hereby instructs and authorises the Agent to, on the Payment Date:
(i)deduct the amount of the USD Consent Fee from the Company's USD-denominated account no. [***] held with the Agent and apply such amount towards payment of the USD Consent Fee on behalf of the Company; and
(ii)deduct the amount of the HKD Consent Fee from the Company's HKD-denominated account no. [***] held with the Agent and apply such amount towards payment of the HKD Consent Fee on behalf of the Company.
(f)The Consent Fee shall only be payable if the Effective Date occurs.
(5)REPRESENTATIONS
The Company confirms to the Agent and each other Finance Party that on the date of this Letter and on the Effective Date:
(a)the Repeating Representations (which are not qualified by a Material Adverse Effect or any other materiality threshold) are true in all material respects; and
(b)the Repeating Representations (which are qualified by a Material Adverse Effect or any other materiality threshold) are true in all respects; and
(c)the Repeating Representations would also be true (as qualified above) if references to the Facility Agreement were construed as references to the Facility Agreement as amended by this Letter.
(6)MISCELLANEOUS
(a)Save as expressly set out in this Letter, nothing in this Letter shall constitute or be deemed to be a waiver or consent by any Finance Party to any breach or potential breach of any provision of a Finance Document or a waiver of any Event of Default or an amendment to, consent under or waiver or variation of any provision of any Finance Document.
(b)Subject to the extensions of the relevant dates as set out in paragraphs 2 and 3 above, the Facility Agreement and the other Finance Documents shall remain in full force and effect in accordance with its terms.
SANDS CHINA LTD. 金沙中國有限公司*
Estrada da Baía de N. Senhora da Esperança, Taipa, Macao SAR 澳門氹仔望德聖母灣大馬路
www.sandschinaltd.com

(Incorporated in the Cayman Islands with limited liability) (於開曼群島註冊成立的有限公司)	*For identification purposes only僅供識別
HKEx Stock Code股份代碼 : 1928

(c)This Letter is a Finance Document for the purposes of the Facility Agreement.
(d)This Letter may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Letter.
(7)GOVERNING LAW
This Letter is governed by and construed in accordance with Hong Kong law.
Please acknowledge your agreement to, and acceptance of, the terms of this Letter by signing, dating and returning the enclosed acknowledgement of this Letter as soon as possible.
Yours faithfully,

SANDS CHINA LTD.
Acting by:

/s/ Sun Minqi (Dave Sun)
Title: Senior Vice President and Chief Financial Officer
Name: Sun Minqi (Dave Sun)
SANDS CHINA LTD. 金沙中國有限公司*
Estrada da Baía de N. Senhora da Esperança, Taipa, Macao SAR 澳門氹仔望德聖母灣大馬路
www.sandschinaltd.com

(Incorporated in the Cayman Islands with limited liability) (於開曼群島註冊成立的有限公司)	*For identification purposes only僅供識別
HKEx Stock Code股份代碼 : 1928

Acknowledgement of Extensions
Re: Sands China Ltd. – US$2,000,000,000 Facility Agreement dated 20 November 2018
(as amended and restated from time to time)
The Agent (acting on the instructions of the Majority Lenders) hereby:
(a)    acknowledges the following extensions as requested in the letter dated 17 June 2021 (the "Letter"):
(i)    the further extension of the Relevant Period (as defined in the Letter); and
(ii)    the extension of the 2021 Financials Delivery Deadline (as defined in the Letter), in each case subject to (1) the payment of the consent fee as set out in the Letter and (2) the extension of the Dividend Restriction Period (as defined in the Letter); and
(b)    agrees to the terms of the Letter and that the respective extensions of the Relevant Period, the 2021 Financials Delivery Deadline and the Dividend Restriction Period shall be effective on and from the Effective Date (as defined in the Letter).

THE AGENT

/s/ Wong Iao Kun
Title: Deputy Director of Credit Admin. Dept.
Name: Wong Iao Kun
For and on behalf of
BANK OF CHINA LIMITED, MACAU BRANCH
as Agent and on behalf of each other Finance Party under and as defined in the Facility Agreement
Dated: 7 July 2021

SANDS CHINA LTD. 金沙中國有限公司*
Estrada da Baía de N. Senhora da Esperança, Taipa, Macao SAR 澳門氹仔望德聖母灣大馬路
www.sandschinaltd.com

(Incorporated in the Cayman Islands with limited liability) (於開曼群島註冊成立的有限公司)	*For identification purposes only僅供識別
HKEx Stock Code股份代碼 : 1928

EXHIBIT I
COPY OF THE FIRST LETTER

From:    SANDS CHINA LTD., an exempted company incorporated in the Cayman Islands with limited liability with registration number 228336 and its registered address at Intertrust Corporate Services (Cayman) Limited, 190 Elgin Avenue, George Town, Grand Cayman KY1-9005 as borrower (the "Company")
To:     BANK OF CHINA LIMITED, MACAU BRANCH, acting as agent under the Facility Agreement (as defined below) on behalf of the Finance Parties (as defined in the Facility Agreement) (the "Agent")
9 March 2020
Dear Sirs,
Request Letter
We refer to the facility agreement dated 20 November 2018 between, amongst others, the Company and the Agent, as supplemented, amended, novated and / or restated from time to time (the “Facility Agreement”).
Capitalised terms used but not defined in this waiver and amendment request letter (this "Letter") shall have those meanings given to them in the Facility Agreement. References herein to Clauses and Schedules are to clauses of, and schedules to, the Facility Agreement.
The provisions of Clause 1.2 (Construction), 1.3 (Currency symbols and definitions), 1.4 (Third party rights), Clause 17.2 (Amendment costs), Clause 29 (Notices), Clause 34 (Confidential Information) and Clause 38 (Enforcement) of the Facility Agreement shall apply to this Letter as though they were set out in full in this Letter except that references therein to any "Finance Document" or to "this Agreement" shall be construed as references to this Letter.
1.BACKGROUND
(a)The purpose of this letter is to request the Majority Lenders:
(i)waive the requirement for the Company to comply with Clause 20.2 (Financial condition) during the period beginning on 1 January 2020 and ending on 1 July 2021 (both dates inclusive) (the "Relevant Period") (other than with respect to the financial year ended on 31 December 2019);
(ii)waive any Default that may arise as a result of any breach of Clause 20.2 (Financial condition) during the Relevant Period (other than with respect to the financial year ended on 31 December 2019); and
(iii)for the purposes of Clause 19.1(a) (Financial statements), extend the period of time during which the Company may supply the Agent with (1) its audited consolidated
SANDS CHINA LTD. 金沙中國有限公司*
Estrada da Baía de N. Senhora da Esperança, Taipa, Macao SAR 澳門氹仔望德聖母灣大馬路
www.sandschinaltd.com

(Incorporated in the Cayman Islands with limited liability) (於開曼群島註冊成立的有限公司)	*For identification purposes only僅供識別
HKEx Stock Code股份代碼 : 1928

financial statements for the financial year ended on 31 December 2019, to 30 April 2020 and (2) its audited consolidated financial statements for the financial year ended on 31 December 2020, to 30 April 2021.
(b)Clause 19.1 (Financial statements) requires the Company to supply the Agent with:
(i)as soon as the same become available, but in any event within 90 days after the end of each of its financial years, its audited consolidated financial statements for that financial year; and
(ii)as soon as the same become available, but in any event within 50 days after the end of each Financial Quarter, its unaudited financial statements (in substantially the form set out in Schedule 10, or such other form as agreed between the Agent and the Company) for that Financial Quarter.
(c)Clause 19.2 (Compliance Certificate) requires the Company to supply the Agent with each set of financial statements delivered pursuant to Clause 19.1 (Financial statements) a Compliance Certificate, signed by at least one director, the chief financial officer, the chief executive officer, or a senior vice president – finance or similar authorised officer, in each case, of the Company, setting out certain computations as at the date on which those financial statements were drawn up.
(d)Clause 20.2 (Financial condition) requires the Company to ensure that:
(i)the Consolidated Leverage Ratio as at the last day of any Financial Quarter shall not exceed 4.00 to 1.00; and
(ii)the Consolidated Interest Coverage Ratio as at the last day of any Financial Quarter is greater than 2.50 to 1.00.
2.REQUEST
Pursuant to Clause 33 (Amendments and waivers), we request that the Majority Lenders:
(a)waive the requirement for the Company to comply with Clause 20.2 (Financial condition) during the Relevant Period (other than with respect to the financial year ended on 31 December 2019);
(b)waive any Default that may arise as result of any breach of Clause 20.2 (Financial condition) during the Relevant Period (other than with respect to the financial year ended on 31 December 2019); and
SANDS CHINA LTD. 金沙中國有限公司*
Estrada da Baía de N. Senhora da Esperança, Taipa, Macao SAR 澳門氹仔望德聖母灣大馬路
www.sandschinaltd.com

(Incorporated in the Cayman Islands with limited liability) (於開曼群島註冊成立的有限公司)	*For identification purposes only僅供識別
HKEx Stock Code股份代碼 : 1928

(c)for the purposes of Clause 19.1(a) (Financial statements), extend the period of time during which the Company may supply the Agent with:
(i)its audited consolidated financial statements for the financial year ended on 31 December 2019, to 30 April 2020; and
(ii)its audited consolidated financial statements for the financial year ended on 31 December 2020, to 30 April 2021.
3.EFFECTIVENESS
(a)The Company and the Agent (acting on behalf of the Majority Lenders) agree that the waivers and extension set out in paragraph 2 above shall become effective on and from the date of countersignature of this Letter by the Agent (the "Effective Date").
(b)On and from the Effective Date, any reference to the Facility Agreement in any other Finance Document shall be read as a reference to the Facility Agreement as amended by this Letter.
4.CONSENT FEE
(a)As consideration for the Lenders granting the waivers and extension set out in paragraph 2 above, the Company shall pay (or shall cause to be paid) to the Agent for the account of the Lenders (the "Consenting Lenders") that have agreed to the waivers and extension requested in this Letter by close of business on 27 March 2020 (the "Consent Approval Date"):
(i)a fee payable in USD in an aggregate amount equal to [***]% of the aggregate USD Commitments of the Consenting Lenders as at the Consent Approval Date (the "USD Consent Fee"); and
(ii)a fee payable in HKD in an aggregate amount equal to [***]% of the aggregate HKD Commitments of the Consenting Lenders as at the Consent Approval Date (the "HKD Consent Fee"),
in each case, within 10 Business Days following the Effective Date (or such later date as agreed between the Company and the Agent) (the "Payment Date").
(b)Promptly following (and in any event within 3 Business Days of) the Effective Date, the Agent shall supply the Company with such information the Company reasonably requires in order to calculate the amount of the USD Consent Fee and the HKD Consent Fee payable pursuant to paragraph (a) above.
SANDS CHINA LTD. 金沙中國有限公司*
Estrada da Baía de N. Senhora da Esperança, Taipa, Macao SAR 澳門氹仔望德聖母灣大馬路
www.sandschinaltd.com

(Incorporated in the Cayman Islands with limited liability) (於開曼群島註冊成立的有限公司)	*For identification purposes only僅供識別
HKEx Stock Code股份代碼 : 1928

(c)The USD Consent Fee shall be allocated by the Agent to each Consenting Lender pro rata to that Consenting Lender’s share of the aggregate USD Commitments of all the Consenting Lenders (calculated as at the Consent Approval Date).
(d)The HKD Consent Fee shall be allocated by the Agent to each Consenting Lender pro rata to that Consenting Lender’s share of the aggregate HKD Commitments of all Consenting Lenders (calculated as at the Consent Approval Date).
(e)The USD Consent Fee shall be paid into the following bank account (or such other bank account you notify to us in writing at least 3 Business Days prior to the Payment Date):

Account Bank:
Name of Account:
Account Number:
Ref:
The HKD Consent Fee shall be paid into the following bank account (or such other bank account you notify to us in writing at least 3 Business Days prior to the Payment Date):

Account Bank:
Name of Account:
Account Number:
Ref:

(f)The Consent Fee shall only be payable if the Effective Date occurs.
5.MISCELLANEOUS
(a)Save as expressly set out in this Letter, nothing in this Letter shall constitute or be deemed to be a waiver or consent by any Finance Party to any breach or potential breach of any provision of a Finance Document or a waiver of any Event of Default or an amendment to, consent under or waiver or variation of any provision of any Finance Document.
(b)Subject to the waivers and extension set out in paragraph 2 above, the Facility Agreement and the other Finance Documents shall remain in full force and effect in accordance with its terms.
(c)This Letter is a Finance Document for the purposes of the Facility Agreement.
(d)This Letter may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Letter.
SANDS CHINA LTD. 金沙中國有限公司*
Estrada da Baía de N. Senhora da Esperança, Taipa, Macao SAR 澳門氹仔望德聖母灣大馬路
www.sandschinaltd.com

(Incorporated in the Cayman Islands with limited liability) (於開曼群島註冊成立的有限公司)	*For identification purposes only僅供識別
HKEx Stock Code股份代碼 : 1928

6.GOVERNING LAW
This Letter, and any non-contractual obligations arising out of or in connection with it are governed by and construed in accordance with Hong Kong law.
Please acknowledge your agreement to, and acceptance of, the terms of this Letter by signing, dating and returning the enclosed acknowledgement of this Letter as soon as possible.

Yours faithfully,
SANDS CHINA LTD.
Acting by:

/s/ Sun Minqi (Dave Sun)
Title: Senior Vice President and Chief Financial Officer
Name: Sun Minqi (Dave Sun)
SANDS CHINA LTD. 金沙中國有限公司*
Estrada da Baía de N. Senhora da Esperança, Taipa, Macao SAR 澳門氹仔望德聖母灣大馬路
www.sandschinaltd.com

(Incorporated in the Cayman Islands with limited liability) (於開曼群島註冊成立的有限公司)	*For identification purposes only僅供識別
HKEx Stock Code股份代碼 : 1928

Acknowledgement of Waivers and Extension
The Agent hereby acknowledges the waivers, extension and amendments requested in the letter dated March 9, 2020 (the "Letter") and agrees to the terms of the Letter and that such waivers, extension and amendments shall be effective on and from the Effective Date (as defined in the Letter).

/s/ Wong Iao Kun
Title: Deputy Director
Name: Wong Iao Kun

For and on behalf of
BANK OF CHINA LIMITED, MACAU BRANCH
as Agent and on behalf of each other Finance Party under and as defined in the Facility Agreement
Dated: March 27, 2020

SANDS CHINA LTD. 金沙中國有限公司*
Estrada da Baía de N. Senhora da Esperança, Taipa, Macao SAR 澳門氹仔望德聖母灣大馬路
www.sandschinaltd.com

(Incorporated in the Cayman Islands with limited liability) (於開曼群島註冊成立的有限公司)	*For identification purposes only僅供識別
HKEx Stock Code股份代碼 : 1928

EXHIBIT II
COPY OF THE SECOND LETTER
(without original schedule and exhibit)

From:    SANDS CHINA LTD., an exempted company incorporated in the Cayman Islands with limited liability with registration number 228336 and its registered address at Intertrust Corporate Services (Cayman) Limited, 190 Elgin Avenue, George Town, Grand Cayman KY1-9005 as borrower (the "Company")
To:     BANK OF CHINA LIMITED, MACAU BRANCH, acting as agent under the Facility Agreement (as defined below) on behalf of the Finance Parties (as defined in the Facility Agreement) (the "Agent")
24 August 2020
Dear Sirs,
Waiver Extension and Amendment Request Letter
We refer to the facility agreement dated 20 November 2018 between, amongst others, the Company and the Agent, as amended by the request letter dated 9 March 2020 and countersigned by the Agent on 27 March 2020 (the "First Letter", a copy of which is attached hereto as Exhibit I) and as further supplemented, amended, novated and / or restated from time to time (the "Facility Agreement").
Capitalised terms used but not defined in this waiver extension and amendment request letter (this "Letter") shall have those meanings given to them in the Facility Agreement. References herein to Clauses and Schedules are to clauses of, and schedules to, the Facility Agreement.
The provisions of Clause 1.2 (Construction), 1.3 (Currency symbols and definitions), 1.4 (Third party rights), Clause 17.2 (Amendment costs), Clause 29 (Notices), Clause 34 (Confidential Information) and Clause 38 (Enforcement) of the Facility Agreement shall apply to this Letter as though they were set out in full in this Letter except that references therein to any "Finance Document" or to "this Agreement" shall be construed as references to this Letter.
1.BACKGROUND
(a)Pursuant to the First Letter, the Lenders have agreed to, among other things:
(i)waive the requirement for the Company to comply with Clause 20.2 (Financial condition) during the period beginning on 1 January 2020 and ending on 1 July 2021 (both dates inclusive) (the "Relevant Period") (other than with respect to the financial year ended on 31 December 2019); and
(i)waive any Default that may arise as a result of any breach of Clause 20.2 (Financial condition) during the Relevant Period (other than with respect to the financial year ended on 31 December 2019).
SANDS CHINA LTD. 金沙中國有限公司*
Estrada da Baía de N. Senhora da Esperança, Taipa, Macao SAR 澳門氹仔望德聖母灣大馬路
www.sandschinaltd.com

(Incorporated in the Cayman Islands with limited liability) (於開曼群島註冊成立的有限公司)	*For identification purposes only僅供識別
HKEx Stock Code股份代碼 : 1928

(b)The purpose of this Letter is to request the Majority Lenders to:
(i)extend the Relevant Period such that it ends on (and includes) 1 January 2022 instead of 1 July 2021; and
(ii)consent to the amendment and restatement of the Facility Agreement in the form attached as the Schedule to the enclosed acknowledgement to this Letter, which provides for the following amendments to the Facility Agreement:
(1)providing the Company with the option to increase the Total Commitments (such increase in Commitments to be assumed by one or more Lenders or other Qualified Financial Institutions selected by the Company) by an aggregate amount of up to the Base Currency Amount of US$1,000,000,000; and
(2)inserting a restriction on the ability of the Company to declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any shares of any class of capital stock of the Company at any time during the period from (and including) 1 July 2020 to (and including) 1 January 2022 if at such time:
(A)the Total Commitments exceed US$2,000,000,000 by operation of the increase referred to in sub-paragraph (1) above; and
(B)the Consolidated Leverage Ratio specified in the most recent Compliance Certificate received by the Agent is greater than 4.0x, unless, after giving effect to such payment, the sum of (i) the aggregate amount of Cash and Cash Equivalents of the Company on such date and (ii) the aggregate amount of the Available Facility and unused commitments under other credit facilities of the Company is greater than US$2,000,000,000.
2.REQUEST
Pursuant to Clause 33 (Amendments and waivers), we request that the Majority Lenders:
(a)extend the Relevant Period such that it ends on (and includes) 1 January 2022 instead of 1 July 2021; and
(b)consent to the amendment and restatement of the Facility Agreement in the form attached as the Schedule to the enclosed acknowledgement to this Letter.
SANDS CHINA LTD. 金沙中國有限公司*
Estrada da Baía de N. Senhora da Esperança, Taipa, Macao SAR 澳門氹仔望德聖母灣大馬路
www.sandschinaltd.com

(Incorporated in the Cayman Islands with limited liability) (於開曼群島註冊成立的有限公司)	*For identification purposes only僅供識別
HKEx Stock Code股份代碼 : 1928

3.EFFECTIVENESS AND AMENDMENTS
The Company and the Agent (acting on behalf of the Majority Lenders) agree that, with effect on and from the date of countersignature of this Letter by the Agent (acting on behalf of the Majority Lenders) (the "Effective Date"):
(a)the extension of the Relevant Period as set out in paragraph 2(a) above shall become effective; and
(b)the Facility Agreement will be amended and restated in the form attached as the Schedule to the enclosed acknowledgement of this Letter.
On and from the Effective Date, any reference to the Facility Agreement in any other Finance Document shall be read as a reference to the Facility Agreement as amended by this Letter.
4.CONSENT FEE
(a)As consideration for the Lenders granting the waiver extension and consenting to the amendment and restatement of the Facility Agreement as set out in paragraph 2 above, the Company shall pay (or shall cause to be paid) to the Agent for the account of the Lenders (the "Consenting Lenders") that have agreed to the waiver extension and amendment and restatement requested in this Letter by close of business on 11 September 2020 (the "Consent Approval Date"):
(i)a fee payable in USD in an aggregate amount equal to [***]% of the aggregate USD Commitments of the Consenting Lenders as at the Consent Approval Date (the "USD Consent Fee"); and
(ii)a fee payable in HKD in an aggregate amount equal to [***]% of the aggregate HKD Commitments of the Consenting Lenders as at the Consent Approval Date (the "HKD Consent Fee"),
in each case, within 10 Business Days following the Effective Date (or such later date as agreed between the Company and the Agent) (the "Payment Date").
(b)Promptly following (and in any event within 3 Business Days of) the Effective Date, the Agent shall supply the Company with such information the Company reasonably requires in order to calculate the amount of the USD Consent Fee and the HKD Consent Fee payable pursuant to paragraph (a) above.
(c)The USD Consent Fee shall be allocated by the Agent to each Consenting Lender pro rata to that Consenting Lender’s share of the aggregate USD Commitments of all the Consenting Lenders (calculated as at the Consent Approval Date).
SANDS CHINA LTD. 金沙中國有限公司*
Estrada da Baía de N. Senhora da Esperança, Taipa, Macao SAR 澳門氹仔望德聖母灣大馬路
www.sandschinaltd.com

(Incorporated in the Cayman Islands with limited liability) (於開曼群島註冊成立的有限公司)	*For identification purposes only僅供識別
HKEx Stock Code股份代碼 : 1928

(d)The HKD Consent Fee shall be allocated by the Agent to each Consenting Lender pro rata to that Consenting Lender’s share of the aggregate HKD Commitments of all Consenting Lenders (calculated as at the Consent Approval Date).
(e)The USD Consent Fee shall be paid into the following bank account (or such other bank account you notify to us in writing at least 3 Business Days prior to the Payment Date):

Account Bank:
Name of Account:
Account Number:
Ref:
The HKD Consent Fee shall be paid into the following bank account (or such other bank account you notify to us in writing at least 3 Business Days prior to the Payment Date):

Account Bank:
Name of Account:
Account Number:
Ref:
(f)The Consent Fee shall only be payable if the Effective Date occurs.
5.REPRESENTATIONS
The Company confirms to the Agent and each other Finance Party that on the date of this Letter and on the Effective Date:
(a)the Repeating Representations (which are not qualified by a Material Adverse Effect or any other materiality threshold) are true in all material respects; and
(b)the Repeating Representations (which are qualified by a Material Adverse Effect or any other materiality threshold) are true in all respects; and
(c)the Repeating Representations would also be true (as qualified above) if references to the Facility Agreement were construed as references to the Facility Agreement as amended by this Letter.
6.MISCELLANEOUS
(a)Save as expressly set out in this Letter, nothing in this Letter shall constitute or be deemed to be a waiver or consent by any Finance Party to any breach or potential breach of any provision of a Finance Document or a waiver of any Event of Default or an
SANDS CHINA LTD. 金沙中國有限公司*
Estrada da Baía de N. Senhora da Esperança, Taipa, Macao SAR 澳門氹仔望德聖母灣大馬路
www.sandschinaltd.com

(Incorporated in the Cayman Islands with limited liability) (於開曼群島註冊成立的有限公司)	*For identification purposes only僅供識別
HKEx Stock Code股份代碼 : 1928

amendment to, consent under or waiver or variation of any provision of any Finance Document.
(b)Subject to the waiver extension and amendment and restatement of the Facility Agreement as set out in paragraphs 2 and 3 above, the Facility Agreement and the other Finance Documents shall remain in full force and effect in accordance with its terms.
(c)This Letter is a Finance Document for the purposes of the Facility Agreement.
(d)This Letter may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Letter.
7.GOVERNING LAW
This Letter is governed by and construed in accordance with Hong Kong law.
Please acknowledge your agreement to, and acceptance of, the terms of this Letter by signing, dating and returning the enclosed acknowledgement of this Letter as soon as possible.
Yours faithfully,

SANDS CHINA LTD.
Acting by:

/s/ Sun Minqi (Dave Sun)
Title: Senior Vice President and Chief Financial Officer
Name: Sun Minqi (Dave Sun)
SANDS CHINA LTD. 金沙中國有限公司*
Estrada da Baía de N. Senhora da Esperança, Taipa, Macao SAR 澳門氹仔望德聖母灣大馬路
www.sandschinaltd.com

(Incorporated in the Cayman Islands with limited liability) (於開曼群島註冊成立的有限公司)	*For identification purposes only僅供識別
HKEx Stock Code股份代碼 : 1928

Acknowledgement of Waiver Extension and
Amendment and Restatement of Facility Agreement
Re: Sands China Ltd. – US$2,000,000,000 Facility Agreement dated 20 November 2018
(the "Facility Agreement")
The Agent (acting on the instructions of the Majority Lenders) hereby acknowledges the waiver extension and amendment and restatement of the Facility Agreement requested in the letter dated 24 August 2020 (the "Letter") and agrees to the terms of the Letter and that with effect on and from the Effective Date (as defined in the Letter):
(a)    the waiver extension and amendments requested in the Letter shall be effective; and
(b)    the Facility Agreement shall be amended and restated in the form as attached as the Schedule hereto.
THE AGENT

/s/ Wong Iao Kun
Title: Deputy Director, Credit Administration Department
Name: Wong Iao Kun
For and on behalf of
BANK OF CHINA LIMITED, MACAU BRANCH
as Agent and on behalf of each other Finance Party under and as defined in the Facility Agreement
Dated: September 11, 2020

SANDS CHINA LTD. 金沙中國有限公司*
Estrada da Baía de N. Senhora da Esperança, Taipa, Macao SAR 澳門氹仔望德聖母灣大馬路
www.sandschinaltd.com

(Incorporated in the Cayman Islands with limited liability) (於開曼群島註冊成立的有限公司)	*For identification purposes only僅供識別
HKEx Stock Code股份代碼 : 1928